EXHIBIT 10.10.2


                           LOAN AND SECURITY AGREEMENT

                  THIS LOAN AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the ___ day of ____________, 19__, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION (the "Bank"), with its principal place of business located at 200 South Orange Avenue, Orlando, Florida 32801, and _________________________ (the "Borrower"), a _______ corporation, with its principal office and place of business located at
___________________________________.

                  In consideration of the mutual promises contained herein and to induce Bank to make loans or grant other financial accommodation to Borrower, the parties agree as follows:

                  1.       DEFINITIONS.  As used herein:

                           a. The definitions of terms set forth in the Florida Uniform Commercial Code, Chapters 671 - 680, Florida Statutes, shall be controlling in this Agreement unless the context clearly requires otherwise.

                           b. "ACCOUNT" shall mean an immediate right to payment for inventory sold, rented or leased, and includes a right to payment under a contract whether or not it has been earned by performance.

                           c. "COLLATERAL" shall mean with regard to the Line of Credit described in paragraph 2 hereof: (a) all of Borrower's Accounts and Financed Inventory, whether now owned or hereafter acquired and all products and proceeds of all of the foregoing; and (b) all property of Borrower now or hereafter in possession of or under control of Bank in any capacity whatsoever, including, but not limited to, any balance of any trust, deposit, checking reserve or agency account and proceeds thereof.

                           d. "FINANCED INVENTORY" shall mean all __________ Vehicle Inventory and/or Used Motor Vehicle Inventory held for sale, lease or rent or being possessed for sale, lease or rent in Borrower's business located at the above address or at any other address at which the Borrower shall do business selling ___________ Vehicle Inventory, as now or hereafter conducted, together with all increases, parts, fittings, radios, accessories and special tools now or hereafter affixed to any or any part thereof and all replacements of all or any part thereof.

                           e. "GUARANTOR" shall mean ____________________.

                           f. "GUARANTY" shall mean that certain guaranty agreement executed by the Guarantor in favor of the Bank dated of even date herewith.

                           g. "LIABILITY" or "LIABILITIES" shall include the Note and all liabilities or obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due pursuant to the Note and this Agreement, including costs, expenses, and attorneys' fees (including attorneys' fees in any bankruptcy or appellate case or proceeding), whether or not a lawsuit is instituted.

                           h. "___________ VEHICLE INVENTORY" shall mean new, previously untitled ___________ automobiles, manufactured or sold by _________________________ and held for sale, lease or rent or being processed for sale, lease or rent in Borrower's business, as now or hereafter conducted, together with all increases, parts, fittings, radios, accessories and special tools now or hereafter affixed to any or any part thereof and all replacements of all or any part thereof.


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                           i. "NOTE" shall mean the revolving-floorplan line of
         credit promissory note in the maximum aggregate principal amount of $__________, payable on demand, representing the Borrower's indebtedness described in paragraph 2 hereof and otherwise payable pursuant to the provisions of this Agreement, in form and substance satisfactory to the Bank and any and all renewal or modifications thereof and allonges thereto.

                           j. "PRIME RATE" shall mean the annual interest rate announced by SunTrust Banks of Florida, Inc. from time to time as the "Prime Rate" (which interest rate is only a bench mark, is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers of any subsidiary bank of SunTrust Banks of Florida, Inc.), with such change in the prime rate to be effective at 12:01 a.m. on the day any such change in the prime rate is announced by SunTrust Banks of Florida, Inc.

                           k. "USED MOTOR VEHICLE INVENTORY" shall mean all program/demonstrator and/or used motor vehicles, approved by the Bank, and held for sale, lease or rent or being processed for sale, lease or rent in Borrower's business, as now or hereafter conducted, together with increases, parts, fittings, radios, accessories and special tools now or hereafter affixed to any or any part thereof and all replacements of all or any part thereof.

                  2. LINE OF CREDIT. Subject to the terms of this Agreement Bank shall make available to Borrower a line of credit for the purchase by Borrower of Financed Inventory. The actual principal balance due Bank at any given time will be determined not by the face amount of the Note but by the aggregate principal amount actually advanced by Bank to Borrower, plus interest thereon, less any sums collected by Bank in payment of interest and in reduction of principal of the loan or loans represented by the Note. The aggregate balance of principal remaining outstanding at any one time for advances hereunder shall never exceed the total of $___________, up to $___________ of which may be used for the purchase of Used Motor Vehicle Inventory.

                  3. INTEREST RATE. Notwithstanding the rate of interest specified on the Note, the interest payable under the Note shall accrue as follows: with regard to the Note, for each advance hereunder, remaining unpaid, shall initially bear interest from the date of the advance at a rate equal to the Prime Rate for advances for all Financed Inventory; provided, however, that the interest rate accruing under the Note shall never exceed the maximum lawful rate, established from time to time, under the laws applicable to loans in Florida. Any interest due on the loan made hereunder or any other Liability shall be calculated on the basis of a year containing 360 days. The interest rate may be adjusted from time to time by Bank.

                  4. ADVANCES. From the date hereof until the termination of this Agreement as provided in paragraph 21 hereof, the Borrower shall be entitled to advances of principal made in accordance with the terms hereof. Advances pursuant hereto shall be used solely for the purchase of Financed Inventory and shall be disbursed as follows:

                           a. For _____ Vehicle Inventory, Borrower shall cause the manufacturer or seller from whom such Financed Inventory is purchased to deliver directly to Bank: (i) the invoice or invoices covering said item of Financed Inventory; (ii) the manufacturer's statement of origin; (iii) a draft for the invoice price of the item of Financed Inventory; and (iv) such other documents as Bank may request. Upon receipt of the foregoing documents in form satisfactory to Bank, Bank may upon receipt of same, pay the

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         draft.  Bank's payment of any draft covering the invoice
         price will constitute an advance to Borrower hereunder.

                           b. Borrower may from time to time request loans for the purchase of Used Motor Vehicle Inventory in an amount equal to the less or (a) the Borrower's cost of acquiring the used motor vehicle or
         (b) the Black Book "clean" value of any such motor vehicle. Each request shall be in writing and shall be accompanied by: (i) the Motor Vehicle Certificate of Title for the used motor vehicle; (ii) the executed contract fore sale of the vehicle; and (iii) such other documents as may be requested by Bank. Upon receipt of the foregoing documents in form and substance satisfactory to Bank, Bank may upon approval of same, pay the amount requested to the seller of the vehicle and such payment shall constitute an advance to Borrower hereunder.

                  5. TRUST RECEIPTS. Borrower shall execute trust receipts with respect to each unit of the Financed Inventory. Borrower hereby appoints Bank as Borrower's attorney in Borrower's name and stead to: (a) execute, sign and seal trust receipts describing the Financed Inventory so purchased on forms supplied by Bank, a specimen copy being attached hereto and marked Exhibit "A" and by reference made a part hereof; and (b) do and perform all and every act and thing whatsoever requisite or necessary or proper to be done to carry out the terms of this Agreement, for all intents and purposes as Borrower might or could do if personally present. Borrower hereby ratifies and confirms all that Borrower's attorney or its substitute shall lawfully do or cause to be done by virtue hereof. Bank shall forthwith supply Borrower with a conformed copy of all trust receipts so executed. Upon execution of such trust receipts the same are to be deposited with and retained by Bank.

                  6. LINE OF CREDIT PAYMENTS. Notwithstanding any of the terms hereof, upon the sale of any specific item of Financed Inventory, Borrower will immediately pay to Bank the amount advanced by Bank for such item of Financed Inventory less only any sums paid by Borrower to Bank and applied by Bank against the amount advanced for the Financed Inventory. From the date Bank advances sums in conjunction with the purchases of any specific item of Financed Inventory until the sale thereof, Borrower shall pay Bank a principal reduction of the amount so advanced on the specific item of Financed Inventory as provided in Exhibit "B" attached hereto. Payment of interest accruing under the Note shall be paid monthly, commencing ___________, 19__, and continuing on the first day of each month thereafter throughout the term of this Agreement, with principal payable on demand.

                  7. SECURITY INTEREST. As security for the payment of all loans and advances now or in the future made hereunder, including the Note, and for all other Liabilities, including any extensions, renewals or changes in form of any thereof, Borrower hereby assigns to Bank and grants to Bank a security interest in the Collateral.

                  8. FEE. At the time any request for advance is made with regard to any item of Financed Inventory, the Borrower shall pay to the Bank a fee of One Dollar ($1.00) per item of Financed
Inventory.

                  9. OTHER OBLIGATIONS. So long as any Liability to Bank is outstanding, Borrower will not without the prior written consent of Bank borrow from anyone except Bank on security of, or pledge or grant any security interest in, the Collateral to anyone except Bank, or permit any lien or encumbrance to attach to the foregoing, or any levy to be made thereon, or any financing statement (except Bank's financing statement) to be on file with respect thereto.

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                  10. FINANCIAL COVENANT.  At all times during the term
of this Agreement, the Borrower shall maintain a financial condition satisfactory to the Bank in its sole and absolute discretion.

                  11. ADDITIONAL COVENANTS. Borrower shall: (a) immediately notify Bank in writing of any change in the location of the place of business where the bulk of Borrower's Financed Inventory is located or any change in the location of the place of business where the records concerning Borrower's Accounts are kept; (b) collect its Accounts and sell its Financed Inventory only in the ordinary course of business; (c) keep accurate and complete records of its Financed Inventory and Accounts; (d) pay and discharge when due all taxes, levies and other charges on its Financed Inventory and on account of or in connection with its Liabilities and notes evidencing the same, including documentary tax stamps; (e) join with Bank in executing one or more financing statements, notices, affidavits, or similar instruments in form satisfactory to Bank, and such other instruments as Bank may from time to time request, and pay the cost of filing the same in any public office deemed advisable by Bank; (f) deposit with Bank any certificates of title issued with respect to any of the Financed Inventory with notation thereon of the security interest hereunder, which notation by proper public officer the Borrower will promptly obtain; (g) give Bank (A) annually, within one hundred twenty (120) days of the expiration of the respective fiscal years of each automobile dealership in which _________________ has an ownership interest (collectively, the "___________ Dealerships"), a review quality financial statement with respect to each ___________ Dealership, prepared by a Certified Public Accountant acceptable to the Bank, (B) monthly, within fifteen (15) days of the end of each month, the internally prepared financial statements of each of the ___________ Dealerships, certified by the Chief Financial Officer of each such dealership, and (C) such other financial statements, reports, certificates, lists of purchasers of the Collateral (showing names, addresses, and amount owing) and other data concerning its collections, the Collateral and other matters as Bank may from time to time specify or require; permit Bank or its nominee to examine all of Borrower's records relating thereto at any time and to make extracts therefrom, and to inspect and check the Collateral; (h) give Bank immediate written notice
(A) any adverse change in Borrower's financial condition, and (B) all threatened or actual actions, investigations or proceedings affecting Borrower; (i) maintain Borrower's principal demand and deposit accounts with Bank, maintaining therein at all times sufficient balances for said accounts to be profitable to Bank; (j) cause to be delivered to Bank personal financial statements, in form and substance reasonably acceptable to the Bank and attested to by the Guarantor, annually, within thirty (30) days of the one year anniversary date of the most current personal financial statement on file with Bank; (k) cause to be delivered to Bank the personal federal tax return of the Guarantor, annually, within a reasonable time after same is filed with the Internal Revenue Service; and (1) within ten (10) business days of the date hereof, deliver to the Bank such UCC-3 termination statements and/or other documents or instruments necessary to enable the Borrower to grant to the Bank a first priority security interest in all Collateral.

                  12. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Bank that: (a) Borrower is a corporation duly organized and validly existing under the laws of the State of Florida; (b) Borrower has all the power necessary to own assets; (c) the execution of this Agreement and the documents referred to herein have been duly authorized by the requisite corporate action; (d) the person signing for the Borrower has been duly authorized to do so; (e) in connection with each of Borrower's Accounts:
(i) it represents a bona fide complete transaction; (ii) the title of

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Borrower to the Account and, except as against the purchaser, to any goods, is absolute; (iii) the Account has not been transferred to any other person, and no person, except Borrower has any claim thereto, or, with the sole exception of Purchaser, to the goods; (iv) no setoff or counterclaim to such Account exists and no agreement has been made with any person under which any deduction or discount may be claimed, except regular discounts allowed by Borrower for prompt payment; (f) in connection with Borrower's inventory Borrower is and will be the absolute owner thereof; (g) Borrower is not a party to any agreement which, by its terms or by operation of law, would conflict with this Agreement; (h) the location where Borrower keeps the bulk of its Financed Inventory is at the address stated in the preamble of this Agreement and the office where it keeps its records concerning all of its Accounts is at the office of the Borrower at ________________________________________; (i) Bank's security interest in the
Collateral shall at all times be a first priority security interest; (j) no material employee benefit plan maintained by Borrower (or any of its subsidiaries or affiliates) which is subject to Part 3 of Subtitle B of Title I of The Employee Retirement Income Security Act of 1974, as amended (hereafter referred to as "ERISA") had a material accumulated funding deficiency (as defined in /section/302 of ERISA) as of the last day of the most recent fiscal year of such plan, or would have had such a deficiency if such year was the first year of such plan; (k) no material liability to the Pension Benefit Guaranty Corporation has been or is expected by Borrower (or its subsidiaries or affiliates) to be incurred with respect to any such plan; (1) Borrower is not required to contribute to a multi-employer pension plan (as defined in the Multi-employer Pension Plan Amendments Act of 1980) and has no withdrawal liability (as defined in such Act) to any multi-employer pension plan; and (m) as of the date hereof, no material adverse change in the Borrower's financial condition has occurred from the date of the Borrower's most recent fiscal year end financial statements.

                  13. INSURANCE. Borrower shall, at Borrower's expense, acquire and at all times maintain one or more policies of insurance covering Borrower's Financed Inventory in such amounts, covering such risks and with such insurance companies as may be satisfactory to Bank from time to time. Bank shall be named as loss payee under such policy by New York standard or Union standard endorsement. Certificates evidencing such insurance shall be delivered to Bank. The policy and certificate shall provide that the policy is not cancellable on less than ten (10) days notice to Bank. If Borrower fails to obtain and pay for insurance as provided herein, then Bank may pay the premiums or acquire insurance from another source and insure the interests of Bank and Borrower or insure only the interests of Bank, without waiving or affecting any rights under this Agreement. Every payment for insurance made by Bank shall bear interest from the date thereof at the maximum rate allowed by law and each such payment and interest thereon shall be secured by this Agreement. Bank shall be entitled to retain and receive all experience rating credits which may accrue under or in connection with any insurance which is procured by Bank pursuant to the authorization contained herein.

                  14. COLLECTIONS. Bank shall have the right at any time and from time to time, without notice to: (a) endorse all items of payment which may come into Bank's possession or control and are payable to Borrower; (b) make exchanges, substitutions or surrenders of Collateral; (c) insure Financed Inventory to Bank's satisfaction if Borrower fails to do so and pay for the same, and pay for the account of Borrower, any taxes, levies or other charges affecting Borrower's Financed Inventory or upon or on account of this Agreement or any Liability or any writing evidencing any Liability, which Borrower fails to pay, and any such payment shall constitute a Liability of Borrower; (d) notify purchasers that Accounts have been assigned to Bank, collect all

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Accounts in Bank's or Borrower's name, and take control of any cash or noncash proceeds of Accounts and of any Financed Inventory; (e) compromise, extend or renew any account or deal with the same as it may deem advisable; and (f) inspect any of the places of business of Borrower from time to time upon demand.

                  15. USE OF COLLATERAL. Until default, Borrower may: (a) use its Financed Inventory in any lawful manner not inconsistent with this Agreement and the terms of any insurance thereon; (b) sell its Financed Inventory in the ordinary course of business; and (c) use and consume any raw materials and supplies, the use and consumption of which is necessary to carry on Borrower's business.

                  16. LOCATION OF FINANCED INVENTORY. Borrower agrees not to remove or permit the removal of any Financed Inventory outside the continental United States or Canada or transfer, dispose of or illegally or improperly use said Financed Inventory.

                  17. CONDITIONS PRECEDENT. Prior to any advance being made under this Agreement:

                           a. Borrower shall cause its landlord to execute and deliver to Bank, a landlord's subordination agreement in form and substance fully satisfactory to Bank;

                           b. the Borrower shall execute and deliver to Bank the Note;

                           c. the Borrower shall deliver to Bank evidence of insurance in accordance with paragraph 13;

                           d. the Borrower shall cause the Guarantor to execute and deliver to Bank (i) a personal financial statement on the Bank's form and (ii) an unconditional guaranty fully satisfactory in form and substance to Bank;

                           e. the Borrower shall deliver to Bank evidence of dealer approval from ____________________________________
         along with an executed sales and service agreement and a repurchase agreement satisfactory to Bank;

                           f. the Borrower shall deliver to Bank a copy of the facility lease confirming the lease terms;

                           g. the Borrower shall deliver to Bank a properly filed fictitious name affidavit, if necessary;

                           h. the Borrower shall deliver to the Bank such UCC-3 termination statements and/or other documents or instruments necessary to enable the Borrower to grant to the Bank a first priority security interest in all Collateral;

                           i. the Borrower shall deliver to the Bank a Secretary's Certificate and a Certificate of Resolution of Board of Directors and Incumbency Certificate, each in form and substance acceptable to the Bank; and

                           j.       the Bank and ______________________________
         shall enter into an Intercreditor Agreement in form and substance satisfactory to the Bank in its sole and absolute discretion.

                  18. DEFAULT AND REMEDIES. Borrower shall be in default under this Agreement if: (a) at any time any warranty, representation, certificate or statement of Borrower is not true, (b) any Liability or any part or installment thereof or interest thereon is not paid when due, (c) any event of default as defined in any note or other evidence of Liability held by Bank should

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occur, (d) if Borrower should fail to observe or perform any agreement or term hereof, or (e) the Guarantor defaults under the Guaranty. If Borrower is in default under this Agreement or if Bank at any time feels insecure for any reason whatsoever, then: (i) Borrower's rights, if any, to any further advances or loans hereunder shall immediately terminate; (ii) Bank may, at its option, thereupon or thereafter declare all Liabilities of Borrower to Bank, or any of them selected by Bank (notwithstanding any provisions thereof) immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become and be due and payable without demand or notice (but with such adjustments, if any, with respect to interest or other charges as may be provided for in the promissory note or other writing evidencing any Liability) and such liabilities shall thereafter accrue interest at the highest rate permitted by law; (iii) in addition to any other rights and remedies which Bank may have, Bank shall have and may exercise immediately and without demand, any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code; (iv) upon the request or demand of Bank, Borrower shall, at Borrower's expense, assemble the Collateral and make it available to Bank at a convenient place acceptable to Bank; (v) Borrower shall immediately execute and deliver to Bank any and all instruments, documents, certificates of title, or any similar items which Bank, in its sole discretion, deems necessary to dispose of said Financed Inventory and Borrower hereby appoints Bank its attorney in fact to execute, sign and seal any and all instruments, documents, certificates of title or any similar items which the Bank, in its sole discretion, deems necessary to dispose of the Collateral after default; and (vi) Borrower shall pay to Bank on demand any and all costs and expenses, including legal expenses and reasonable attorneys' fees, including costs, expenses and reasonable attorneys' fees on appeal, incurred or paid by Bank in protecting and enforcing Liabilities and the right of Bank hereunder, including Bank's right to take possession of the Collateral and to hold, prepare for sale, sell and dispose of the Collateral, whether or not a lawsuit is instituted. Any notice of sale, disposition or other intended action by Bank, sent to Borrower at the address of Borrower as may from time to time be shown on Bank's records, at least five (5) days prior to such action, shall constitute reasonable notice to Borrower although a shorter period of notice may also be reasonable. It shall be commercially reasonable for Bank to sell the Collateral on a wholesale basis to a dealer or dealers in new or used property of like kind to the Collateral, or to sell to a purchaser directly or through a dealer in such new or used property; but the enumeration of the foregoing methods of disposition are without limitation on Bank's right to dispose of the Collateral by any other manner or method (whether by sale, lease or otherwise) in a commercially reasonable manner. Bank shall have the right to apply all or any part of any surplus if any, from disposition of the Collateral to (or to hold same as a reserve against) all or any Liabilities of Borrower to Bank, whether or not they, or any of them, be then due, and in such order of application as Bank may from time to time elect.

                  19. WAIVER. Borrower waives: (a) protest of all commercial paper at any time held by Bank on which Borrower is in any way liable; (b) notice of nonpayment at maturity of any and all accounts; and (c) except where required hereby, notice of action taken by Bank. No waiver by Bank of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Bank in exercising any right or remedy shall operate as waiver thereof, and no single or partial exercise by Bank of any right or remedy shall preclude or affect any other or further exercise thereof or the exercise of any other right or remedy.

                  20. SUCCESSORS AND ASSIGNS. All rights of Bank hereunder shall inure to the benefit of Bank's successors and

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assigns.  All obligations of Borrower shall bind the successors and assigns of
Borrower.

                  21. TERMINATION. This Agreement may be terminated by Borrower by the payment of all Liabilities, if not earlier terminated as provided herein. Bank may terminate this Agreement upon thirty (30) days written notice to Borrower, mailed or delivered to the address shown in the preamble of this Agreement or to the last known address of the Borrower or other party to whom such notice is addressed, shown on the records of the Bank or otherwise known. Upon the expiration of said thirty day period, Bank shall be under no obligation to make further advances hereunder. Termination of this Agreement shall not in any way affect the rights and liabilities of the parties hereunder relating to loans made and Accounts, Financed Inventory or other Collateral pledged prior to the date specified in such notice.

                  22. COSTS AND EXPENSES. Borrower shall pay upon demand: (a) all costs and expenses arising out of or in connection with this Agreement, including documentary stamp taxes, filing and recording fees and attorneys' fees in connection with the preparation of this Agreement and related documents; and
(b) all service and administrative fees as may be charged by Bank from time to time in connection with this Agreement, including Bank's customary fee for processing trust receipts.

                  23. MISCELLANEOUS. Time is of the essence of this Agreement. The provisions of this Agreement are cumulative and in addition to the provisions of any liability and any note or other writing evidencing any Liability secured by this Agreement, and Bank shall have all the benefits, rights, and remedies of any liability and any note or other writing evidencing any Liability secured hereby. The singular pronoun when used herein, shall include the plural, and the neuter shall include the masculine and feminine. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. The paragraph headings used herein are for convenience of reference only and shall not be considered to expand, limit or otherwise construe the terms of this Agreement.

                  24. PRIOR UNDERSTANDINGS. This Loan and Security Agreement supersedes all prior understandings and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein.

                  Agreed to as of the date first set forth above.

                                    "BANK"

                                    SUNTRUST BANK, CENTRAL
                                    FLORIDA, NATIONAL ASSOCIATION

                                    By:___________________________
                                             Name:____________________
                                             Title:___________________

                                    "BORROWER"

                                    __________________________, a
                                    _______ corporation

                                    By:___________________________

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                                    Name:____________________
                                    Title:___________________

                                           (CORPORATE SEAL)

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                         ACKNOWLEDGEMENT OF GUARANTOR OF
                           LOAN AND SECURITY AGREEMENT

         The undersigned Guarantor hereby acknowledges and consents to the terms of the Loan and Security Agreement executed by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, and ____________________, a _________ corporation, dated of even date herewith.

         Dated as of the ___ day of ____________, 19__.

Signed, sealed and delivered in the presence of:

---------------------------                     ------------------------------

---------------------------





STATE OF FLORIDA

COUNTY OF ___________

                  The foregoing instrument was acknowledged before me this ___ day of ____________, 19___, by ____________________. Said person (check one) |_|
is personally known to me, |_| produced a driver's license (issued by a state of the United States within the last five (5) years) as identification, or |_| produced other identification, to wit: ______________________________________.

                                 -----------------------------------
                                 Print Name:________________________
                                 Notary Public, State of Florida
                                 Commission No.:____________________
                                 My Commission Expires:_____________

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                                   Exhibit "A"

                                PAYMENT SCHEDULE

TYPE OF INVENTORY                              PAYMENT DUE DATE

A.       New _________ Motor Vehicle           Payment in full _____ (__)
         Inventory                             years from finance date

B.       Used Motor Vehicle Inventory          __________ percent (__%) of
                                               financed amount due at
                                               ________ (__) calendar days
                                               from the finance date; and

                                               Balance due at __________ (__)
                                               calendar days from the finance
                                               date

C.       Demonstrator Motor Vehicles           __________ percent (__%) per
                                               calendar month for each
                                               financed demonstrator vehicle
                                               with over 1,000 miles